FOR IMMEDIATE RELEASE April 24, 2009
Contact: Michael K. Frisby 202-625-4328

AFL-CIO HIT ACHIEVES ITS BEST QUARTER RELATIVE TO BENCHMARK; STRONG PERFORMANCE CONTRASTS WITH STOCK MARKET DECLINE

HIT Continues to Demonstrate Value for Pension Investors with Its

Prudent Strategy of High Credit Quality Investments

WASHINGTON — The AFL-CIO Housing Investment Trust (HIT) recorded the strongest quarterly returns in its history relative to its benchmark in the first quarter of 2009, beating the benchmark by 258 basis points (2.58 percentage points) on a gross basis and 246 basis points on a net basis. The HIT’s gross and net returns for the quarter were 2.69% and 2.57%, respectively, versus 0.12% for its benchmark, the Barclays Capital Aggregate Bond Index.

The quarterly returns continued a trend of strong performance by the HIT. The HIT’s one-year gross return of 6.55% for the period ending March 31, 2009, exceeded the Barclays Aggregate by 342 basis points. On a net basis, the HIT’s return of 6.11% outperformed the benchmark by 298 basis points for that one-year period.

“The HIT invests in the highest credit quality securities in order to provide its investors consistent performance, predictable income and capital preservation,” said Chang Suh, Executive Vice President and Chief Portfolio Manager of the HIT. “These securities are issued by the U.S. government and government-sponsored enterprises and have performed well during this period of economic turmoil.” Investors in the HIT include Taft-Hartley and public employee pension plans that have union member beneficiaries.

Mr. Suh noted that the HIT’s outstanding performance contrasted sharply with that of the stock market, which has continued to experience problems. For the first quarter of 2009, the market indexes showed negative returns for the Standard & Poor’s 500 Index (-11.7%), Dow Jones Industrial Average (-13.3%) and NASDAQ Composite Index (-3.1%). Over the last year, the declines were sharper: Standard & Poor’s 500 Index (-39.7%), Dow Jones Industrial Average (-38.0%) and NASDAQ Composite Index (-32.9%).

According to Mr. Suh, the HIT seeks to match the benchmark’s interest rate risk while substituting high credit quality multifamily mortgage-backed securities (MBS) for corporate securities in the benchmark. Spreads on these government agency and government-sponsored enterprise MBS tightened significantly during the quarter as the market recognized their value and demand increased. Corporate bonds, which the HIT does not hold, performed relatively poorly over the quarter as financial market distress continued. Corporate bonds have not provided diversification relative to equities because both reflect concerns about corporate financial strength during a deepening recession.

The HIT has never invested in securities backed by subprime or Alt-A mortgages and has never used leverage through borrowings, securities lending or derivatives.

“The HIT’s continuing success and its commitment to invest responsibly put it in a strong position to deploy its capital to fund projects that will generate much-needed construction jobs and affordable and workforce housing,” Mr. Suh said. “By investing in the HIT, pension funds improve their own financial security while creating an important economic stimulus.”

The AFL-CIO Housing Investment Trust is a core-plus, fixed-income investment company registered with the Securities and Exchange Commission. The HIT has more than 350 investors and approximately $3.5 billion in assets. The HIT invests primarily in fixed-income investments such as multifamily and single family mortgage-backed securities issued or insured by the government or government agencies. The investment objective of the HIT is to provide competitive returns for its investors and to promote collateral objectives such as the construction of housing and the generation of employment for union members in the construction trades and related industries. Since its inception, the HIT has invested over $5 billion to finance more than 85,000 units of housing nationwide, generating more than 58,000 union jobs.

The HIT’s net returns for the 1-, 3-, 5- and 10-year periods ending March 31, 2009, were 6.11%, 6.58%, 4.64% and 6.06%, respectively. The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available on the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 6 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio. Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

2